PROPERTY AND EQUIPMENT, NET	12 Months Ended
Mar. 31, 2024
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 9 – PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of March 31,
	2024	2023
Building and building improvements	$-	$8,952,555
Computer software	1,024,274	1,024,274
Furniture and fixtures	285,732	237,042
Computer equipment	220,264	220,264
Leasehold improvements and other	399,306	394,306
Total property and equipment	1,929,576	10,828,441
Accumulated depreciation and amortization	(1,689,633)	(1,558,248)
	$239,943	$9,270,193

Depreciation and amortization expense in connection with the Company’s property and equipment for the fiscal year ended March 31, 2024 and 2023 was $427,422 and $583,369, respectively.

In December 2021, the Company, through its subsidiary, Linden Real Estate Holdings LLC, purchased a commercial building in Lindon, Utah for $8,942,640, including $3,675,000 allocated to land. The capitalized costs include legal and other professional fees incurred directly in connection with the purchase of the property. On June 15, 2022, the Company and American Pacific Bancorp, Inc. (“APB”) entered a Loan Agreement pursuant to which APB loaned to the Company approximately $5.7 million. The loan was secured by a first mortgage interest on the Lindon, Utah building. Effective June 30, 2023, the Company and DSSI entered into an Assignment of Limited Liability Company Interests agreement pursuant to which: (a) DSSI assumed approximately $7.24 million in SHRG liabilities secured by certain Commercial Real Estate, (b) DSSI credited SHRG approximately $240,000 towards amounts owed under the 2022 Note (the “$27.0 million loan”), and (c) DSSI acquired ownership of Linden Real Estate Holdings LLC, with its sole asset being a commercial building located in Lindon, Utah, subject to the assumed indebtedness.